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        As filed with the Securities and Exchange Commission on October 24, 1997
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-A/A

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-A
                       ORIGINALLY FILED SEPTEMBER 6, 1996

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   CYMER, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              NEVADA                                      33-0175463
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(STATE OF INCORPORATION OR ORGANIZATION)   (I.R.S. EMPLOYER IDENTIFICATION NO.)

                             16275 TECHNOLOGY DRIVE
                           SAN DIEGO, CALIFORNIA 92127
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (619) 451-7300

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                      NONE
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                                (TITLE OF CLASS)

        IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF DEBT SECURITIES AND IS EFFECTIVE UPON FILING PURSUANT TO GENERAL INSTRUCTION A.(c)(1), PLEASE CHECK THE FOLLOWING BOX [ ]

        IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF DEBT SECURITIES AND IS TO BECOME EFFECTIVE SIMULTANEOUSLY WITH THE EFFECTIVENESS OF A CONCURRENT REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 PURSUANT TO GENERAL INSTRUCTION A.(c)(2), PLEASE CHECK THE FOLLOWING BOX. [ ]

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         COMMON STOCK, $0.001 PAR VALUE
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                                (TITLE OF CLASS)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

        Incorporated by reference to pages 52 and 53 of the Preliminary Prospectus contained in Amendment No. 2 to Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 22, 1996 (Registration No. 33-08383) (the "S-1 Registration Statement").

ITEM 2. EXHIBITS

        The following exhibits are filed as a part of this registration:

               1.     Charter documents of Registrant.*

               2.     Bylaws of Registrant.**

               3. Certificate to Increase Authorized and Outstanding Common Stock of Cymer, Inc. Pursuant to NRS 78.207.

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*   Incorporated by reference to Exhibits 3.1 and 3.2 to the S-1 Registration
    Statement.

** Incorporated by reference to Exhibits 3.3 and 3.4 to the S-1 Registration Statement.


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                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to its registration statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  October 24, 1997                 CYMER, INC.


                                        By:  /s/ WILLIAM A. ANGUS, III
                                             ---------------------------------
                                             William A. Angus, III
                                             Senior Vice President and
                                             Chief Financial Officer


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                                TABLE OF EXHIBITS

EXHIBIT NO.    DESCRIPTION
-----------    -----------
     3         Certificate to Increase Authorized and Outstanding Common Stock
               of Cymer, Inc. pursuant to NRS 78.207.


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